UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2026, Dana Incorporated (“Dana”) entered into Amendment No. 8 to Credit and Guaranty Agreement (the “Eighth Amendment”) among Dana, as borrower, certain domestic subsidiaries of Dana party thereto (the “Guarantors”), the lenders party thereto and Citibank, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”). The Eighth Amendment amends the Credit and Guaranty Agreement, dated as of June 9, 2016 (as amended from time to time, the “Credit Agreement”), among Dana and Dana International Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, as borrowers, the Guarantors from time to time party thereto, the lenders from time to time party thereto and the Agent.

The Eighth Amendment, among other things, provides for a new senior secured delayed draw term loan A facility (the “Delayed Draw Term Loan A Facility”) in an aggregate principal amount of $500.0 million. The Delayed Draw Term Loan A Facility may be used for general corporate purposes, including the repayment or repurchase of the 2031 Notes (as defined below) and the payment of fees and expenses related thereto and to the Eighth Amendment. The Delayed Draw Term Loan A Facility matures on the date that is 364 days after the borrowing of the loans thereunder. The Delayed Draw Term Loan A Facility is available to be drawn in a single draw at any time prior to August 1, 2026.

Advances under the Delayed Draw Term Loan A Facility accrue interest at the same rate as Revolving Credit Advances under the Credit Agreement, as set forth therein. The Delayed Draw Term Loan A Facility requires amortization payments quarterly on the last day of each fiscal quarter, beginning on December 31, 2026, in an amount equal to 10% of the aggregate principal amount outstanding under the Delayed Draw Term Loan A Facility, with the remaining outstanding amount repaid upon maturity.

The Delayed Draw Term Loan A Facility is guaranteed by the Guarantors, which consist of all of Dana’s restricted wholly owned domestic subsidiaries, subject to certain exceptions. The Delayed Draw Term Loan A Facility is secured on a first-priority lien basis on substantially all of the assets of Dana and the Guarantors, subject to certain exceptions and permitted liens.

The foregoing description of the Eighth Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete text of the Eighth Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events.

Dana expects to draw down on the Delayed Draw Term Loan A Facility in full and use the proceeds therefrom to redeem all of the outstanding 8.500% Senior Notes due 2031 (the “2031 Notes”) issued by Dana Financing Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, and guaranteed by Dana, on or around July 31, 2026 (the “Redemption Date”). The redemption price is 104.250% of the principal amount of the 2031 Notes, plus accrued and unpaid interest thereon, if any, to, but not including, the Redemption Date.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Dana’s current expectations, estimates, and projections about Dana’s industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. Forward-looking statements include, among other things, statements about the expected use of proceeds from the Delayed Draw Term Loan A Facility and the timing and completion of the redemption of the 2031 Notes, as well as any assumptions underlying any of the foregoing. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause Dana’s actual results to differ materially and adversely from those expressed in any forward-looking statement. Such risks and uncertainties include, without limitation, risks related to the availability and application of proceeds from the Delayed Draw Term Loan A Facility and the timing and completion of the redemption of the 2031 Notes, as well as other risks related to Dana’s business. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss additional important risk factors that could affect Dana’s business, results of operations and financial condition. The forward-looking statements in this communication speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

10.1*	Amendment No. 8 to Credit and Guaranty Agreement, dated as of July 10, 2026, among Dana Incorporated, the guarantors party thereto, Citibank, N.A. as administrative agent and collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Dana agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2026

DANA INCORPORATED

/s/ Douglas H. Liedberg
Name:	Douglas H. Liedberg
Title:	Senior Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary